                                                                    EXHIBIT 10.7

                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and executed effective as of November 28, 2000, by and between MURRAY INCOME PROPERTIES II, LTD., a Texas limited partnership ("Seller") and PHILLIP
H. McNEILL, SR. ("Purchaser").

         Purchaser and Seller entered into that certain Purchase and Sale Agreement dated effective as of October 29, 2000 (said Purchase and Sale Agreement, herein called the "Agreement"). Purchaser and Seller now desire to amend the Agreement.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Subordination Agreements. Section 7.4(e) is hereby amended to add the requirement that at Closing, Seller shall deliver to Purchaser Subordination Agreements substantially in the form of Exhibit A attached to this Amendment executed by tenants representing at least seventy percent (70%) of the rentable square feet of space in the Improvements (collectively, the "Subordination Agreements"). Section 9.1(d) is hereby amended to add the phrase "and Subordination Agreements" in line one and line three immediately following the words Tenant Estoppel Certificates.

            2. Ratification. Except as provided otherwise in this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

            3. Defined Terms. Terms defined in the Agreement shall have the same meaning when used in this Amendment.

            4. Counterparts. This Amendment may be executed in two or more identical counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.


                             REMAINDER OF THIS PAGE
                            LEFT BLANK INTENTIONALLY

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        PURCHASER:


                                        /s/ Phillip H. McNeill, Sr.
                                        ----------------------------------------
                                        PHILLIP H. McNEILL, SR.


                                        SELLER:

                                        MURRAY INCOME PROPERTIES II, LTD.,
                                        a Texas limited partnership

                                        By: Murray Realty Investors IX, Inc., a
                                            Texas corporation
                                            General Partner

                                            By: /s/ Brent Buck
                                               ---------------------------------
                                            Name:   Brent Buck
                                            Title:  Executive Vice President